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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 30, 2006


                                ICU MEDICAL, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-19974                   33-0022692
          --------                    -------                   ----------
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)

951 Calle Amanecer, San Clemente, California                      92673
--------------------------------------------                      -----
  (Address of principal executive offices)                      (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

                  ICU Medical, Inc. announced its earnings for the fourth quarter and year-end 2005.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

        (c)       Exhibits

         99.1 Press release, dated January 30, 2006 announcing ICU Medical, Inc.'s fourth quarter and year-end 2005 earnings.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 30, 2006

                                        ICU MEDICAL, INC.



                                        /s/ Francis J. O'Brien
                                        ---------------------------------------
                                        Francis J. O'Brien
                                        Secretary, Treasurer and
                                        Chief Financial Officer